SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 26, 2004
                               ------------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               000-49693                                92-2115369
        (Commission File Number)                      (IRS Employer
                                                    Identification No.)


   975 El Camino Real, South San Francisco, California       94080
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800

Item 5. Other Events and Regulation FD Disclosure.

        On January 26, 2004, FNB Bancorp (the holding company for First National Bank of Northern California), announced that its Board of Directors has declared a quarterly cash dividend of twelve cents per share on the Company's Common Stock totaling $302,331.12. The dividend is payable on February 17, 2004 to shareholders of record as of January 30, 2004. A copy of the January 26, 2004 announcing the declaration of the dividend is attached hereto as Exhibit 99.18 and is incorporated here by reference.

Item 7. Financial Statements and Exhibits.

        99.18 News release dated January 26, 2004 announcing the cash dividend payable February 17, 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FNB BANCORP (Registrant)


Dated:  January 27, 2004           By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer


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